UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2025

TECHTARGET, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42428	99-2218610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Grove Street Newton, Massachusetts	02466
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 431-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	TTGT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On April 15, 2025, TechTarget, Inc. (the “Company”) issued a press release concerning the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Form 10-K”) and certain financial information for fiscal 2024.

The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in Item 2.02 of this Form 8-K (including Exhibit 99.1) is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation by reference language in such filing, except as expressly set forth by specific reference in such a filing.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 17, 2025, the Company received a notification letter (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that, because the Company failed to timely file its 2024 Form 10-K with the Securities and Exchange Commission (the “SEC”), the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”), which requires Nasdaq-listed companies to timely file all required periodic financial reports with the SEC.

The Notice has no immediate effect on the listing or trading of the Company’s securities on Nasdaq. The Notice informed the Company that, pursuant to the Rule, the Company has 60 calendar days from the date of the Notice to submit a plan to regain compliance with the Rule. If Nasdaq accepts the Company’s plan to regain compliance, then Nasdaq may grant the Company up to 180 calendar days from the prescribed due date to file its 2024 Form 10-K, or until October 13, 2025, to regain compliance with the Rule.

As previously reported by the Company in the Form 12b-25 filed with the SEC on March 31, 2025, the Company was unable to file its 2024 Form 10-K within the prescribed time period without unreasonable effort or expense. The Company required additional time to evaluate certain internal controls over financial reporting, including technical accounting matters associated with the combination of former TechTarget, Inc. and the Informa Tech Digital Businesses, which was completed on December 2, 2024. The Company further noted that it expected to file its 2024 Form 10-K within the 15-calendar-day extension period provided under Form 12b-25 of the Securities Exchange Act of 1934, as amended (the “Extension Period”).

Subsequent to filing the Form 12b-25, the Company continued to dedicate significant resources to the completion of its 2024 Form 10-K but was unable to file its 2024 Form 10-K with the SEC by April 15, 2025, the end of the Extension Period. The Company determined that it needed further time to fully address outstanding items with respect to the evaluation of certain internal control deficiencies, fully align US GAAP and UK IFRS accounting, and complete the remaining technical accounting issues relating to non-cash items (including goodwill impairment, changes in contingent consideration, and amortization of intangibles, including related tax impacts).

The Company is continuing to work diligently and expects to file its 2024 Form 10-K on or about April 29, 2025, or as soon as practicable thereafter, and thereby expects to regain compliance with the Rule, although there can be no assurance that the Company will ultimately regain compliance.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 18, 2025, the Audit Committee of the Board of Directors of the Company, in discussion with PricewaterhouseCoopers LLP (United Kingdom) and PricewaterhouseCoopers LLP (United States), the Company’s independent registered public accounting firm, determined that (i) the previously issued audited combined financial statements of the Informa Tech Digital Businesses of Informa PLC as of December 31, 2023 and 2022 and for the three years ended December 31, 2023, which were included in the Company’s final prospectus on Form 424(b)(3) filed on October 25, 2024 and filed as Exhibit 99.9 to the Company’s Form 8-K/A filed on December 9, 2024, (ii) the previously issued unaudited condensed combined financial statements of the Informa Tech Digital Businesses of Informa PLC as of September 30, 2024 and for the three and nine months ended September 30, 2024 and 2023, which were filed as Exhibit 99.10 to the Company’s Form 8-K/A filed on December 9, 2024, (iii) the previously issued unaudited condensed combined financial statements of the Informa Tech Digital Businesses of Informa PLC as of June 30, 2024 and for the six months ended June 30, 2024 and 2023, which were filed as Exhibit 99.1 to the Company’s Form 8-K filed on December 6, 2024, and (iv) the previously issued unaudited condensed combined financial statements of the Informa Tech Digital Businesses of Informa PLC as of March 31, 2024 and for the three months ended March 31, 2024 and 2023, which were filed as Exhibit 99.2 to the Company’s Form 8-K filed on December 6, 2024 (collectively, the “Affected Financial Statements”), should no longer be relied upon due to certain accounting errors as described below. In this Current Report on Form 8-K, the periods covered by the Affected Financial Statements are referred to as the “Non-Reliance Periods.”

During the preparation of the Company’s financial statements for the fiscal year ended December 31, 2024, the Company’s management identified certain material errors in the Affected Financial Statements relating to certain technical accounting matters associated with goodwill impairment, changes in contingent consideration, and amortization of intangibles, including related tax impacts thereof. The Company also identified, and will correct in the restatements, other out-of-period and uncorrected misstatements.

The Company will include restated financial information for the Affected Financial Statements in the footnotes to the financial statements included in the Company’s 2024 Form 10-K as well as in future Quarterly Reports on Form 10-Q to correct these errors. Any previously issued or filed reports, earnings releases, and investor presentations or other communications including or describing the Affected Financial Statements and related financial information covering the Non-Reliance Periods should no longer be relied upon. Similarly, the report of the PricewaterhouseCoopers LLP (United Kingdom) accompanying the audited combined financial statements of the Informa Tech Digital Businesses of Informa PLC as of December 31, 2023 and 2022 and for the three years ended December 31, 2023, should no longer be relied upon.

The Company is diligently working to complete its review as soon as practicable to quantify the specific adjustments that need to be made to restate the Affected Financial Statements. In connection with preparing the Company’s financial statements as of and for the fiscal year ended December 31, 2024, the Company’s management identified certain material weaknesses in the Company’s internal control over financial reporting, including one or more related to the restatements.

The Company’s management intends to review the effect of the pending restatements on the Company’s internal control over financial reporting and develop plans to remediate these material weaknesses.

The description of the accounting errors and anticipated restatements above are preliminary and subject to change in connection with the Company’s ongoing review and the completion of the restatements.

The Company’s management and Audit Committee have discussed the matters disclosed in this Item 4.02 with PricewaterhouseCoopers LLP (United Kingdom) and PricewaterhouseCoopers LLP (United States), the Company’s independent registered public accounting firm.

Item 7.01	Regulation FD Disclosure.

On April 18, 2025, the Company issued a press release in accordance with Nasdaq Listing Rule 5810(b) announcing that the Company had received the Notice. A copy of the press release is furnished as Exhibit 99.2 and is incorporated herein by reference.

The information contained in Item 7.01 of this Form 8-K (including Exhibit 99.2) is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation by reference language in such filing, except as expressly set forth by specific reference in such a filing.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K and the exhibits attached hereto contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “target,” or the negatives of these words or other similar terms or expressions that concern the Company’s expectations, strategy, priorities, plans, or intentions. For example, forward-looking statements include statements regarding the ability and timing of regaining compliance with Nasdaq listing requirements, the timing and effect of the restatement of the Affected Financial Statements, the impact of the Company’s ongoing review and restatement actions, and the Company’s material weaknesses in internal control over financial reporting and the remediation thereof.

Actual results could differ materially from those expressed in or implied by the forward-looking statements due to a number of risks and uncertainties, including but not limited to the timing of the Company’s submission of a compliance plan, Nasdaq’s acceptance of any such plan, and the duration of any extension that may be granted by Nasdaq; the potential inability to meet Nasdaq’s requirements; uncertainties associated with the Company’s preparation of the 2024 Form 10-K, and the related financial statements, including the possibility that additional accounting errors or corrections will be identified; the possibility of additional delays in the filing of the 2024 Form 10-K, and the Company’s other SEC filings; and the other risks and uncertainties described in the Company’s SEC reports, including under the heading “Risk Factors” in Exhibit 99.2 to the Company’s Form 8-K/A filed with the SEC on December 9, 2024, and other documents filed by the Company from time to time with the SEC.

We can give no assurance that such plans, estimates, or expectations will be achieved, and therefore, actual results may differ materially from any plans, estimates, or expectations in such forward-looking statements. Any forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter these forward-looking statements, whether as a result of new information, future events or otherwise after the date of this filing except as may be required under applicable securities law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated April 15, 2025.

99.2	Press Release dated April 18, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHTARGET, INC.

	By:	/s/ Charles D. Rennick
Dated: April 18, 2025	Name:	Charles D. Rennick
	Title:	Vice President, General Counsel, and Corporate Secretary